                                                                    Exhibit 99.1


[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-5SL

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[130,788,000] (APPROXIMATE)
                              TERWIN MORTGAGE TRUST
                           ASSET-BACKED CERTIFICATES,
                              SERIES TMTS 2003-5SL

                            [THE WINTER GROUP LOGO]

                            WILSHIRE CREDIT CORP INC.
                                    SERVICER

                               WELLS FARGO BANK NA
                                     TRUSTEE

                               SEPTEMBER 30, 2003

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-5SL

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-5SL

                                   TERM SHEET
                               SEPTEMBER 30, 2003

                              TERWIN MORTGAGE TRUST
                           ASSET-BACKED CERTIFICATES,
                              SERIES TMTS 2003-5SL

                           $130,788,000 (APPROXIMATE)
                               SUBJECT TO REVISION

                                                               PAYMENT
                                              WAL (YRS)         WINDOW
                 APPROX                       (CALL(3)/       (CALL (3)/
  CLASS          SIZE ($)         COUPON      MATURITY)        MATURITY)
----------------------------------------------------------------------------
CLASS A-1       93,126,000     LIBOR +  [ ]  1.91 / 2.02   1 - 94 /  1 - 177
                                (1), (2)
----------------------------------------------------------------------------
CLASS M-1       14,776,000     LIBOR +  [ ]  5.50 / 6.07  44 - 94 / 44 - 177
                                (1), (3)
----------------------------------------------------------------------------
CLASS M-2       10,996,000     LIBOR +  [ ]  5.30 / 5.86  40 - 94 / 40 - 177
                                (1), (3)
----------------------------------------------------------------------------
CLASS B-1        9,278,000     7.50% (1)     5.25 / 5.78  38 - 94 / 38 - 168
----------------------------------------------------------------------------
CLASS B-2        2,612,000     7.50% (1)         N/A              N/A
----------------------------------------------------------------------------
CLASS B-3 (8)    6,667,000     8.00% (1)     1.44 / 1.44  11 - 24 / 11 -  24
----------------------------------------------------------------------------
CLASS A-X       13,745,000(6)  9.25% (7)         N/A              N/A
----------------------------------------------------------------------------
 TOTAL         130,788,000
OFFERED:
----------------------------------------------------------------------------

                                       EXPECTED     STATED
                                        FINAL       FINAL
                PAYMENT    INTEREST    MATURITY    MATURITY  EXPECTED RATINGS
  CLASS          DELAY      ACCRUAL      (4)         (5)      (MOODY'S/S&P)
-----------------------------------------------------------------------------
CLASS A-1          0      Actual/360    8/2011      9/2034       Aaa/AAA
-----------------------------------------------------------------------------
CLASS M-1          0      Actual/360    8/2011      9/2034        Aa2/AA
-----------------------------------------------------------------------------
CLASS M-2          0      Actual/360    8/2011      9/2034         A2/A
-----------------------------------------------------------------------------
CLASS B-1         24        30/360      8/2011      9/2034       Baa2/BBB
-----------------------------------------------------------------------------
CLASS B-2         24        30/360       N/A          N/A        Baa3/BBB-
-----------------------------------------------------------------------------
CLASS B-3 (8)     24        30/360     10/2005      9/2034        Ba2/BB
-----------------------------------------------------------------------------
CLASS A-X         24        30/360       N/A          N/A         AAA/Aaa2
-----------------------------------------------------------------------------
 TOTAL
OFFERED:
-----------------------------------------------------------------------------

1)       Subject to the Net Funds Cap.

2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A-1 Certificates will increase to 2x its margin with respect to each subsequent Distribution Date.

3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1 and Class M-2 Certificates will increase to 1.5x its respective margin with respect to each subsequent Distribution Date.

4) The Certificates will be priced at a collateral ramp of 10% CPR increasing to 25% CPR in month 12 and remains at 25% CPR thereafter, which equals 100% of pricing speed. Assumes 10% call.

5)       Assumes latest maturity date of Mortgage Loans plus one year

6) Notional Amount. Balance amortizes straight line from approximately 10% of the initial collateral balance initially to approximately 5% of the initial collateral balance over 30 months. The notional amount of the Class A-X Certificates is subject to a cap equal to the aggregate principal balance of the Mortgage Loans.

7)       Subject to a cap equal to the Pool Net WAC.

8) The Class B-3 Certificates will be privately placed, and will not be offered pursuant to the prospectus supplement. The information presented herein for the Class B-3 Certificates is provided to assist your understanding of the Offered Certificates.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-5SL

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                      212-449-3659       scott_soltas@ml.com
Charles Sorrentino                212-449-3659       charles_sorrentino@ml.com
Brian Stoker                      212-449-3659       brian_stoker@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                       212-449-0752       matthew_whalen@ ml.com
Paul Park                         212-449-6380       paul_park@ ml.com
Ted Bouloukos                     212-449-5029       ted_bouloukos@ ml.com
Fred Hubert                       212-449-5071       fred_hubert@ ml.com
Alan Chan                         212-449-8140       alan_chan@ ml.com
Alice Chang                       212-449-1701       alice_chang@ ml.com
Sonia Lee                         212-449-5067       sonia_lee@ml.com
Amanda de Zutter                  212-449-0425       amanda_dezutter@ ml.com

ABS RESEARCH
Glenn Costello                    212-449-4457       glenn_costello@ ml.com

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-5SL

TITLE OF OFFERED             Terwin Mortgage Trust Asset-Backed
                             Certificates, TMTS Series 2003-5SL

CERTIFICATES                 Class A-1 and Class A-X Certificates (collectively,
                             the Class A Certificates"), Class M-1 and Class M-2
                             Certificates (collectively, the "Class M
                             Certificates"), Class B-1 and Class B-2
                             Certificates (collectively, the "Class B
                             Certificates")

UNDERWRITERS                 Merrill Lynch, Pierce, Fenner & Smith Incorporated
                             and Terwin Capital, LLC

SELLER                       Terwin Advisors LLC

SERVICER                     Wilshire Credit Corp Inc.

TRUSTEE                      Wells Fargo Bank NA

CUT-OFF DATE                 October 1, 2003

PRICING DATE                 On or about September 30, 2003

CLOSING DATE                 On or about October [30], 2003

DISTRIBUTION DATES           Distribution of principal and interest on the
                             certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in November 2003.

PRICING PREPAYMENT           100% of the prepayment assumption (the "PPC"). The
SPEED                        PPC describes prepayments starting at 10% CPR in
                             month 1, increasing by approximately 1.36% CPR per month to 25% CPR in month 12, and remaining at 25%
                             CPR thereafter.

ERISA CONSIDERATIONS         Subject to the considerations and conditions
                             described in the prospectus. It is expected that all of the Offered Certificates may be purchased by employee benefit plans that are subject to ERISA.

LEGAL INVESTMENT             The Offered Certificates will not constitute
                             "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                   For federal income tax purposes, the Trust Fund
                             will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION         The Servicer or such other party as may be
                             identified in the prospectus supplement will have the option to terminate the trust when the aggregate stated principal balance of the Mortgage
                             Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date; provided, however, that no such termination shall be permitted to occur prior to the distribution date in May 2006.

MORTGAGE LOANS               The mortgage pool will consist of fixed rate and
                             adjustable rate, second lien mortgage loans
                             ("Mortgage Loans") having an aggregate stated principal balance as of the Cut-Off Date of approximately $137,455,333 acquired under The
                             Winter Group Underwriting Guidelines or purchased per Seller's guidelines and will be serviced by Wilshire Credit Corp Inc.

TOTAL DEAL SIZE              Approximately $130,788,000

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-5SL

ADMINISTRATIVE FEES          The Servicer and Trustee will be paid fees
                             aggregating approximately 54 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS          1.       Excess interest

                             2.       Over-Collateralization

                             3.       Subordination

EXCESS INTEREST              Excess interest cashflow will be available as
                             credit enhancement.

OVER-COLLATERALIZATION       The over-collateralization ("O/C") amount is equal
                             to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Offered Certificates. On the Closing
                             Date, the O/C amount will equal approximately 0.00% of the aggregate principal balance of the Mortgage
                             Loans. On each distribution date (commencing with the distribution date in February 2004), the trust fund will apply some or all of the Excess Interest as principal payments on the Class A-1 certificates until the sum of the O/C amount and the class principal balance of the Class B-3 Certificates equals 8.85% of the aggregate principal balance of the Mortgage Loans, resulting in a limited acceleration of principal of the certificates relative to the mortgage loans. Once the O/C target has been reached, the acceleration feature will cease, unless it becomes necessary again to maintain the O/C target amount (i.e., 8.85% of the aggregate principal balance of the Mortgage Loans as of the Closing Date less the class principal balance of the Class B-3 Certificates).

CLASS B-3 TURBO EVENT        The "Class B-3 Turbo Event" occurs once the sum of
                             the O/C amount and the class principal balance of the Class B-3 Certificates equals 8.85% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date or 17.70% of the current aggregate principal balance of the Mortgage Loans after stepdown. Upon the occurrence of a Class B-3
                             Turbo Event, the trust fund will apply all of the Excess Interest as principal payments on the Class
                             B-3 Certificates until the Class B-3 Certificates have been paid down to zero.

                             Initial:  0.00% of original balance

                             Target: 8.85% of the original balance less the class principal balance of the Class B-3 Certificates (17.70% of current balance after stepdown less the class principal balance of the Class B-3 Certificates)

                             Floor: 0.50% of original balance

                                  CLASSES             RATING (S/M)            SUBORDINATION (1)
                                  -------             ------------            -----------------
SUBORDINATION:

(1) includes O/C                  Class A               AAA/Aaa                    36.25%
                                 Class M-1               AA/Aa2                    25.50%
                                 Class M-2                A/A2                     17.50%
                                 Class B-1              BBB/Baa2                   10.75%
                                 Class B-2              BBB-/Baa3                   8.85%
                                 Class B-3               BB/Ba2                     4.00%

                                  CLASSES             RATING (S/M)               CLASS SIZES
                                  -------             ------------               -----------
CLASS SIZES:

                                  Class A               AAA/Aaa                    67.75%
                                 Class M-1               AA/Aa2                    10.75%
                                 Class M-2                A/A2                      8.00%
                                 Class B-1              BBB/Baa2                    6.75%
                                 Class B-2              BBB-/Baa3                   1.90%
                                 Class B-3               BB/Ba2                     4.85%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-5SL

INTEREST ACCRUAL             For the Class A-1 and Class M Certificates,
                             interest will initially accrue from the Closing
                             Date to (but excluding) the first Distribution
                             Date, and thereafter, from the prior Distribution
                             Date to (but excluding) the current Distribution
                             Date. For Class A-X and Class B Certificates, interest will accrue during the calendar month preceding the month of distribution.

COUPON STEP UP               If the 10% clean-up call for the Certificates is
                             not exercised on the first distribution date on which it is exercisable, (i) the margin on the Class A-1 Certificates will increase to 2x its margin, and (ii) the margins on the Class M
                             Certificates will increase to 1.5x their respective margins.

POOL NET WAC                 A per annum rate equal to the weighted average
                             interest rate on the Mortgage Loans, less the servicing fee rate and the trustee fee rate.

PASS-THROUGH RATE            For the Class A-1, Class M-1 and Class M-2
                             Certificates, the lesser of the One-Month LIBOR plus the applicable margin and the Net Funds Cap.
                             For the Class B-1 and Class B-2 Certificates, the lesser of the rate specified for such class in the table on page 3 hereof and the Net Funds Cap. For the Class A-X Certificates, the lesser of 9.25% and the Pool Net WAC.

NET FUNDS CAP                With respect to each Distribution Date, a per annum
                             rate obtained by multiplying (I) 12 times the result of (II) dividing (i) the total scheduled interest on the Mortgage Loans minus the sum of (x) the servicing fee, (y) the trustee fee and (z) the monthly interest on the Class A-X Certificates for such Distribution Date, by (ii) the aggregate balance of the Class A-1, Class M and Class B
                             Certificates as of the immediately preceding
                             Distribution Date, then, in the case of the Class
                             A-1 and Class M Certificates, multiplying by a fraction, the numerator of which is 30 and the denominator of which is the number of days in the immediately preceding accrual period.

BASIS RISK CARRY             If on any Distribution Date, the Pass-Through Rate
FORWARD AMOUNT               for the Class A-1, Class M-1 or Class M-2
                             Certificates is based on the Net Funds Cap, the excess of (i) the amount of interest such Class was entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the Net Funds Cap, over (ii) the amount of interest such Class of Certificates was entitled to receive on such Distribution Date based on the Net
                             Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the then applicable
                             Pass-Through Rate, without giving effect to the Net
                             Funds Cap) is the "Basis Risk Carry Forward Amount" on such Class of Certificates. The Ratings on the Class A-1, Class M-1 and Class M-2 Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

ACCRUED CERTIFICATE          For each Class of Offered Certificates, on any
INTEREST                     Distribution Date, shall equal the amount of
                             interest accrued during the related Interest
                             Accrual Period on the related Class Principal
                             Balance.

INTEREST CARRY               For each Class of Offered Certificates, on any
FORWARD                      Distribution Date, shall equal the sum of the (i)
                             excess of (x) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates
                             (excluding any Basis Risk Carry Forward Amount with respect to such Class), plus any unpaid Interest
                             Carry Forward Amount from the prior Distribution
                             Date, over (y) the amount actually distributed to such Class with respect to interest on such prior
                             Distribution Dates and (ii) interest on such excess at the Pass-Through Rate for such Class.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-5SL

CASHFLOW PRIORITY            1. Repayment of any unreimbursed Servicer advances.

<Preliminary and             2. Servicing Fees and Trustee Fees.
Subject to Revision>
                             3. Available interest funds, as follows: monthly
                                interest, including any unpaid monthly interest from prior months, to the Class A Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates and then to the Class B-3 Certificates.

                             4. Available principal funds, as follows: monthly
                                principal to the Class A-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M Certificates, then monthly principal to the Class B Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                             5. Excess interest in the order as described under
                                "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                             6. Excess interest to pay subordinate principal
                                shortfalls.

                             7. Excess interest to pay Basis Risk Carry Forward
                                Amounts resulting from imposition of the Net
                                Funds Cap.

                             8. Any remaining amount will be paid in accordance
                                with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-5SL

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     All scheduled and unscheduled principal collected from the Mortgage Loans plus excess spread to the extent distributable as principal to build O/C to the required level will be paid to the Class A-1 Certificates; provided, however, that if a Class B-3 Turbo Event has occurred, then excess spread to the extent distributable as principal to build O/C to the required level will be paid to the Class B-3 Certificates.

     After the Certificate principal balance of the Class A-1 Certificates has been reduced to zero, the amounts referred to above (except for excess spread upon the occurrence of a Class B-3 Turbo Event, which will be distributed as described above) will be distributed sequentially to the Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A-1 Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class B-1 Certificates, fifth to the Class B-2 Certificates, sixth to the Class B-3 Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

CLASS A-1                       72.50%
CLASS M-1                       51.00%
CLASS M-2                       35.00%
CLASS B-1                       21.50%
CLASS B-2                       17.70%
CLASS B-3                         NA

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)       The Distribution Date is on or after the November 2006 Distribution
         Date; and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)     A Step Down Loss Trigger Event does not exist.

SUBORDINATE             The first Distribution Date on which the Senior
CLASS PRINCIPAL         Enhancement Percentage (i.e., the sum of the outstanding
DISTRIBUTION DATE       principal balance of the subordinate Certificates and
                        the O/C amount divided by the aggregate stated principal balance of the Mortgage Loans) is greater than or equal to the Senior Specified Enhancement Percentage
                        (including O/C), which is equal to two times the initial
                        AAA subordination percentage.

                        SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

                        72.50%

                        or

                        (32.25% + 4.00%)*2

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-5SL

STEP DOWN LOSS               The situation that exists with respect to any
TRIGGER EVENT                Distribution Date after the Stepdown Date, if (a)
<Preliminary and             the quotient of (1) the aggregate Stated Principal
Subject to Revision>         Balance of all Mortgage Loans 60 or more days
                             delinquent, measured on a rolling three month basis
                             (including Mortgage Loans in foreclosure and REO
                             Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding Servicer
                             Remittance Date, equals or exceeds the product of
                             (i) [ %] and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off
                             Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss
                             Percentage.

DISTRIBUTION DATE OCCURRING                       REQUIRED LOSS PERCENTAGE
----------------------------         -------------------------------------------------------
November 2006 - October 2007         [TBD] with respect to November 2006, plus an additional
                                     1/12th of [TBD] for each month thereafter
November 2007 - October 2008         [TBD] with respect to November 2007, plus an additional
                                     1/12th of [TBD] for each month thereafter
November 2008 - October 2009         [TBD] with respect to November 2008, plus an additional
                                     1/12th of [TBD] for each month thereafter
November 2009 - October 2010         [TBD] with respect to November 2009, plus an additional
                                     1/12th of [TBD] for each month thereafter
November 2010 and thereafter         [TBD]

                      (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS                   The Certificates will be offered pursuant to a
                             Prospectus which includes a Prospectus Supplement
                             (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage
                             Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES         The following tables describe the mortgage loans
                             and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-5SL

Aggregate Outstanding Principal Balance                             $137,455,333
Aggregate Original Principal Balance                                $137,835,532
Number of Mortgage Loans                                                   3,483

                                      MINIMUM                         MAXIMUM                  AVERAGE(1)
                                      -------                         -------                  ----------
Original Principal Balance            $ 2,250                        $ 400,000                  $ 39,574
Outstanding Principal
Balance                               $ 1,351                        $ 399,421                  $ 39,465

                                      MINIMUM                         MAXIMUM              WEIGHTED AVERAGE(2)
                                      -------                         -------              -------------------
Original Term (mos)                       60                             360                        215
Stated remaining Term (mos)               16                             359                        212
Loan Age (mos)                             1                              44                          3
Current Interest Rate                  5.750%                         16.500%                    10.917%
Original Loan-to-Value                 11.71%                         100.00%                     96.33%
Credit Score(3)                          560                             813                        676

                                                                     EARLIEST                    LATEST
                                                                     --------                    ------
Maturity Date                                                        02/01/05                   09/01/33

LIEN POSITION         PERCENT OF MORTGAGE POOL
-------------         ------------------------
  2nd Lien                    100.00%

 OCCUPANCY            PERCENT OF MORTGAGE POOL
 ---------            ------------------------
Primary                        90.00%
Second Home                     0.82%
Investment                      9.18%

LOAN TYPE             PERCENT OF MORTGAGE POOL
---------             ------------------------
Fixed Rate                     99.99%
ARM                             0.01%

YEAR OF ORIGINATION   PERCENT OF MORTGAGE POOL
-------------------   ------------------------
       2000                     0.09%
       2001                     0.12%
       2002                     1.82%
       2003                    97.98%

     LOAN PURPOSE        PERCENT OF MORTGAGE POOL
     ------------        ------------------------
Purchase                         77.03%
Refinance - Rate Term             3.30%
Refinance - Cashout              19.68%

    PROPERTY TYPE         PERCENT OF MORTGAGE POOL
    -------------         ------------------------
Single Family Residence          64.51%
Townhouse                         0.35%
Condominum                        5.60%
2-4 Family                       16.85%
PUD                              12.42%
Manufactured Housing              0.27%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-5SL

MORTGAGE RATES

                                                 AGGREGATE                                WEIGHTED            WEIGHTED
                                                 PRINCIPAL        PERCENT OF   WEIGHTED   AVERAGE             AVERAGE     PERCENT
                             NUMBER OF            BALANCE          MORTGAGE     AVERAGE    CREDIT    AVERAGE  ORIGINAL      FULL
RANGE OF MORTGAGE RATES    MORTGAGE LOANS       OUTSTANDING          POOL       COUPON     SCORE     BALANCE     LTV        DOC
---------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                   2          $      89,689          0.07%       5.827%     729     $ 44,845    90.00%    100.00%
6.001% to 6.500%                   6                309,036          0.22        6.309      715       51,506    95.24      80.26
6.501% to 7.000%                  35              1,201,067          0.87        6.898      747       34,316    89.49      55.38
7.001% to 7.500%                  74              2,935,950          2.14        7.328      731       39,675    88.38      40.63
7.501% to 8.000%                 111              5,210,114          3.79        7.853      713       46,938    91.87      51.95
8.001% to 8.500%                  82              3,541,641          2.58        8.334      697       43,191    91.96      45.82
8.501% to 9.000%                 107              5,097,716          3.71        8.891      695       47,642    95.08      54.10
9.001% to 9.500%                 190              7,620,883          5.54        9.330      705       40,110    92.29      47.45
9.501% to 10.000%                305             15,108,202         10.99        9.905      684       49,535    95.87      43.87
10.001% to 10.500%               246             11,186,178          8.14       10.373      678       45,472    95.81      50.90
10.501% to 11.000%               493             21,536,484         15.67       10.913      673       43,685    97.09      35.47
11.001% to 11.500%               371             16,347,007         11.89       11.354      669       44,062    97.81      34.84
11.501% to 12.000%               464             18,609,732         13.54       11.878      658       40,107    98.08      41.06
12.001% to 12.500%               242              8,972,516          6.53       12.400      669       37,077    97.75      36.38
12.501% to 13.000%               361             11,116,987          8.09       12.900      666       30,795    97.86      33.10
13.001% to 13.500%                91              3,079,348          2.24       13.430      654       33,839    98.63      14.70
13.501% to 14.000%               228              4,165,775          3.03       13.902      631       18,271    98.29      48.09
14.001% to 14.500%                17                268,198          0.20       14.370      633       15,776    98.88      86.45
14.501% to 15.000%                35                305,546          0.22       14.867      614        8,730    96.69      70.96
15.001% to 15.500%                10                329,474          0.24       15.252      642       32,947    99.90       0.86
15.501% to 16.000%                12                393,855          0.29       15.802      633       32,821   100.00       0.00
16.001% to 16.500%                 1                 29,934          0.02       16.500      631       29,934   100.00       0.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         3,483          $ 137,455,333        100.00%      10.917%     676     $ 39,465    96.33%     40.77%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.750% per annum to 16.500% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 10.917% per annum.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-5SL

REMAINING MONTHS TO STATED MATURITY

                                              AGGREGATE                               WEIGHTED                WEIGHTED
     RANGE OF                                 PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE                AVERAGE     PERCENT
 REMAINING MONTHS            NUMBER OF         BALANCE        MORTGAGE     AVERAGE     CREDIT     AVERAGE     ORIGINAL     FULL
TO STATED MATURITY        MORTGAGE LOANS     OUTSTANDING        POOL        COUPON      SCORE     BALANCE       LTV         DOC
---------------------------------------------------------------------------------------------------------------------------------
13 to 24                         2          $      3,915        0.00%       14.950%      603      $ 1,957      84.08%      34.51%
25 to 36                        17                51,852        0.04        14.846       599        3,050      92.38       85.02
37 to 48                        57               250,051        0.18        13.905       604        4,387      93.33       75.51
49 to 60                        38               189,880        0.14        12.810       602        4,997      92.26       98.71
61 to 72                        33               200,867        0.15        13.667       599        6,087      92.84       86.56
73 to 84                        29               189,269        0.14        13.003       601        6,527      92.72       69.43
85 to 96                         4                29,012        0.02        14.648       618        7,253      93.53      100.00
97 to 108                       11                86,778        0.06        13.769       605        7,889      90.87       56.68
109 to 120                      67               744,531        0.54        11.521       626       11,112      94.42       63.46
145 to 156                       3               115,400        0.08        11.111       683       38,467      85.57       16.40
157 to 168                       9               540,184        0.39         8.760       671       60,020      84.58       91.29
169 to 180                   2,332            95,206,695       69.26        10.866       678       40,826      96.29       45.82
217 to 228                       1                 9,582        0.01        12.500       589        9,582      89.76        0.00
229 to 240                     442            18,021,440       13.11        11.497       661       40,772      97.70       37.60
289 to 300                       2                87,185        0.06        11.717       643       43,592      99.99      100.00
349 to 360                     436            21,728,694       15.81        10.565       684       49,836      95.96       17.32
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       3,483          $137,455,333      100.00%       10.917%      676      $39,465      96.33%      40.77%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 16 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 212 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                AGGREGATE                              WEIGHTED              WEIGHTED
                                                PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE                AVERAGE     PERCENT
RANGE OF ORIGINAL MORTGAGE      NUMBER OF        BALANCE        MORTGAGE    AVERAGE     CREDIT    AVERAGE    ORIGINAL      FULL
 LOAN PRINCIPAL BALANCES     MORTGAGE LOANS    OUTSTANDING        POOL      COUPON      SCORE     BALANCE       LTV         DOC
---------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                  2,555         $ 67,741,114       49.28%    11.143%      672     $ 26,513      96.37%      45.87%
$ 50,001 to $100,000               826           55,419,739       40.32     10.760       679       67,094      97.41       34.56
$100,001 to $150,000                76            9,058,787        6.59     10.415       685      119,195      94.61       49.08
$150,001 to $200,000                20            3,588,234        2.61     10.435       675      179,412      90.71       38.26
$200,001 to $250,000                 3              634,690        0.46     12.212       683      211,563     100.00        0.00
$250,001 to $300,000                 1              294,844        0.21      9.250       734      294,844      70.18        0.00
$300,001 to $350,000                 1              318,504        0.23     10.390       621      318,504      61.34        0.00
$350,001 to $400,000                 1              399,421        0.29      9.625       676      399,421      71.67        0.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           3,483         $137,455,333      100.00%    10.917%      676     $ 39,465      96.33%      40.77%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $1,351 to approximately $399,421 and the average outstanding principal balance of the Mortgage Loans was approximately $39,465

PRODUCT TYPES

                                                AGGREGATE                              WEIGHTED              WEIGHTED
                                                PRINCIPAL      PERCENT OF  WEIGHTED    AVERAGE                AVERAGE     PERCENT
                               NUMBER OF         BALANCE        MORTGAGE    AVERAGE    CREDIT     AVERAGE    ORIGINAL      FULL
PRODUCT TYPES                MORTGAGE LOANS    OUTSTANDING        POOL      COUPON      SCORE     BALANCE       LTV         DOC
---------------------------------------------------------------------------------------------------------------------------------
Balloon                          2,051         $ 86,978,210       63.28%    10.914%      678      $42,408      96.85%      45.91%
Fully Amortizing                 1,432           50,477,123       36.72     10.922       673       35,249      95.43       31.93
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           3,483         $137,455,333      100.00%    10.917%      676      $39,465      96.33%      40.77%
--------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-5SL

GEOGRAPHIC LOCATIONS OF MORTGAGED PROPERTIES

                                                 AGGREGATE                             WEIGHTED              WEIGHTED
                                                 PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE                AVERAGE     PERCENT
                               NUMBER OF          BALANCE       MORTGAGE    AVERAGE     CREDIT    AVERAGE     ORIGINAL      FULL
    STATE                    MORTGAGE LOANS     OUTSTANDING       POOL      COUPON      SCORE     BALANCE       LTV         DOC
---------------------------------------------------------------------------------------------------------------------------------
Alabama                              1         $     45,800        0.03%    12.500%      620      $45,800     100.00%       0.00%
Alaska                               3               75,802        0.06     12.618       678       25,267      98.77        3.80
Arizona                            209            6,299,273        4.58     11.177       673       30,140      97.41       59.38
Arkansas                             5               22,030        0.02     12.870       606        4,406      93.03      100.00
California                         961           51,003,358       37.11     10.439       680       53,073      96.67       36.33
Colorado                            56            2,145,016        1.56     11.323       660       38,304      97.58       41.31
Connecticut                         56            1,927,698        1.40     11.595       669       34,423      97.37       26.20
Delaware                             6              259,646        0.19     10.367       689       43,274      97.84       60.26
District of Columbia                 3              285,272        0.21      9.234       694       95,091      93.34       92.64
Florida                            303            9,599,401        6.98     11.667       661       31,681      97.71       43.43
Georgia                             40            1,426,242        1.04     11.397       669       35,656      96.32       33.49
Hawaii                               8              433,394        0.32     11.026       644       54,174      99.96       77.21
Idaho                               36              792,295        0.58     10.871       681       22,008      96.58       51.10
Illinois                            92            3,096,564        2.25     11.402       665       33,658      98.00       34.44
Indiana                             35              727,037        0.53     12.337       672       20,772      99.37       48.79
Iowa                                10              199,508        0.15     11.033       668       19,951      99.19      100.00
Kansas                              19              417,060        0.30     11.703       652       21,951      98.45       59.95
Kentucky                            11              287,561        0.21     11.256       653       26,142      98.83       61.97
Louisiana                           11              263,293        0.19     11.805       662       23,936      97.80       55.85
Maine                                3              108,620        0.08     10.903       678       36,207      97.93       19.51
Maryland                            85            3,907,309        2.84     10.865       669       45,968      97.32       47.15
Massachusetts                      133            7,028,188        5.11     11.034       690       52,844      95.70       37.92
Michigan                            61            1,539,701        1.12     11.943       660       25,241      97.21       49.59
Minnesota                           27            1,089,663        0.79     11.343       671       40,358      95.80       10.80
Mississippi                          7               74,084        0.05     12.845       643       10,583      99.00       47.06
Missouri                            52            1,281,829        0.93     11.738       648       24,651      97.45       60.98
Montana                              5              195,096        0.14     10.372       699       39,019      85.77        5.75
Nebraska                            13              256,445        0.19     12.470       653       19,727      97.25       55.99
Nevada                              56            1,936,549        1.41     11.769       665       34,581      98.66       40.81
New Hampshire                       16              624,347        0.45     11.087       703       39,022      95.32       60.52
New Jersey                         137            5,890,292        4.29     10.192       687       42,995      92.24       34.14
New Mexico                          19              550,156        0.40     11.793       659       28,956      97.26       60.58
New York                           148            8,348,391        6.07     10.640       684       56,408      88.78       17.87
North Carolina                      32            1,100,234        0.80     11.210       670       34,382      98.93       58.24
Ohio                                55            1,212,069        0.88     11.642       659       22,038      99.05       50.69
Oklahoma                            17              282,225        0.21     12.455       625       16,601      99.28       83.05
Oregon                             109            3,316,448        2.41     11.574       676       30,426      98.40       60.62
Pennsylvania                        89            2,350,609        1.71     10.900       679       26,411      97.30       62.69
Rhode Island                        38            1,405,942        1.02     11.454       695       36,998      97.46       55.65
South Carolina                       4              109,194        0.08     12.171       637       27,298      96.79       45.13
South Dakota                         9              167,092        0.12     11.175       667       18,566      99.77       64.39
Tennessee                           29              602,336        0.44     10.686       650       20,770      98.29       35.71
Texas                              162            2,877,413        2.09     11.452       670       17,762      96.89       41.73
Utah                                46            1,506,988        1.10     11.649       660       32,761      97.51       61.09
Vermont                              2               86,959        0.06      9.813       669       43,480      98.92        0.00
Virginia                            72            3,607,541        2.62     11.651       668       50,105      96.85       31.85
Washington                         174            6,119,951        4.45     10.824       683       35,172      96.84       54.23
West Virginia                        4              225,087        0.16     12.961       656       56,272      99.48        4.71
Wisconsin                           12              320,874        0.23     11.985       653       26,740      97.75       67.50
Wyoming                              2               27,454        0.02     11.254       665       13,727      98.95      100.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           3,483         $137,455,333      100.00%    10.917%      676      $39,465      96.33%      40.77%
--------------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.53% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-5SL

ORIGINAL LOAN-TO-VALUE RATIOS

-------------------------------------------------------------------------------------------------------------------
                                         AGGREGATE                           WEIGHTED            WEIGHTED
                                         PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE              AVERAGE   PERCENT
 RANGE OF ORIGINAL       NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT   AVERAGE   ORIGINAL    FULL
LOAN-TO-VALUE RATIOS   MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE    BALANCE      LTV       DOC
-------------------------------------------------------------------------------------------------------------------
50.00% or less                10       $    507,982      0.37%     8.956%       697    $50,798     35.88%    23.65%
-------------------------------------------------------------------------------------------------------------------

55.01% to 60.00%               2            106,260      0.08      8.038        772     53,130     58.56     42.32
-------------------------------------------------------------------------------------------------------------------

60.01% to 65.00%               3            428,445      0.31     10.472        618    142,815     62.13      2.32
-------------------------------------------------------------------------------------------------------------------

65.01% to 70.00%               6            174,299      0.13      9.044        655     29,050     66.58     37.04
-------------------------------------------------------------------------------------------------------------------

70.01% to 75.00%              24          1,947,649      1.42      9.107        680     81,152     72.40     27.07
-------------------------------------------------------------------------------------------------------------------

75.01% to 80.00%              40          2,221,760      1.62      9.367        675     55,544     79.21     43.80
-------------------------------------------------------------------------------------------------------------------

80.01% to 85.00%              89          2,432,032      1.77      9.784        674     27,326     84.29     33.47
-------------------------------------------------------------------------------------------------------------------

85.01% to 90.00%             540         17,224,528     12.53     10.129        687     31,897     89.59     37.15
-------------------------------------------------------------------------------------------------------------------

90.01% to 95.00%             721         23,138,624     16.83     10.794        686     32,092     94.79     40.65
-------------------------------------------------------------------------------------------------------------------

95.01% to 100.00%          2,048         89,273,754     64.95     11.230        671     43,591     99.92     42.21
-------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,483       $137,455,333    100.00%    10.917%       676    $39,465     96.33%    40.77%
-------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 11.71% to 100.00% and the weighted average Original Loan-to-Value Ratio for the Mortgage Loans was approximately 96.33%. The weighted average second lien ratio of the Mortgage Loans was approximately 19.29%

LOAN PURPOSE

-----------------------------------------------------------------------------------------------------------------------
                                          AGGREGATE                             WEIGHTED              WEIGHTED
                                          PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE              AVERAGE   PERCENT
                          NUMBER OF        BALANCE        MORTGAGE     AVERAGE   CREDIT     AVERAGE   ORIGINAL    FULL
LOAN PURPOSE            MORTGAGE LOANS   OUTSTANDING        POOL       COUPON     SCORE     BALANCE      LTV      DOC
-----------------------------------------------------------------------------------------------------------------------
Purchase                    2,681        $105,875,164       77.03%     11.062%     680    $   39,491   97.79%    38.89%
-----------------------------------------------------------------------------------------------------------------------
Refinance - Cashout           661          27,045,937       19.68      10.450      663        40,917   90.94     47.46
-----------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term         141           4,534,233        3.30      10.311      665        32,158   94.38     44.96
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                      3,483        $137,455,333      100.00%     10.917%     676    $   39,465   96.33%    40.77%
-----------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

-------------------------------------------------------------------------------------------------------------------------
                                               AGGREGATE                           WEIGHTED            WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE              AVERAGE   PERCENT
                               NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT   AVERAGE   ORIGINAL    FULL
PROPERTY TYPE                MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE    BALANCE      LTV       DOC
-------------------------------------------------------------------------------------------------------------------------
Single Family Residence          2,337       $ 88,675,558      64.51%    10.902%     670     $37,944     96.36%    40.95%
-------------------------------------------------------------------------------------------------------------------------
Townhouse                           17            479,579       0.35     11.676      650      28,211     97.85     31.49
-------------------------------------------------------------------------------------------------------------------------
Condominium                        221          7,693,674       5.60     10.859      673      34,813     97.53     41.31
-------------------------------------------------------------------------------------------------------------------------
2-4 Family                         498         23,167,137      16.85     11.178      698      46,520     95.33     34.38
-------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                16            367,120       0.27      9.370      696      22,945     89.59     37.79
-------------------------------------------------------------------------------------------------------------------------
Planned Unit Development           394         17,072,264      12.42     10.676      675      43,331     97.09     48.62
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                           3,483       $137,455,333     100.00%    10.917%     676     $39,465     96.33%    40.77%
-------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-5SL

DOCUMENTATION TYPE

-------------------------------------------------------------------------------------------------------------------
                                         AGGREGATE                           WEIGHTED            WEIGHTED
                                         PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE              AVERAGE   PERCENT
                         NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT   AVERAGE   ORIGINAL    FULL
DOCUMENTATION TYPE     MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE    BALANCE      LTV       DOC
-------------------------------------------------------------------------------------------------------------------
Full                       1,646       $ 56,045,279     40.77%     10.698%     666     $34,049     96.75%   100.00%
-------------------------------------------------------------------------------------------------------------------
Stated                       936         42,475,162     30.90      11.294      680      45,379     96.76      0.00
-------------------------------------------------------------------------------------------------------------------
Reduced                      367         15,634,808     11.37      10.039      699      42,602     93.36      0.00
-------------------------------------------------------------------------------------------------------------------
NINA/NoDoc                   295         11,911,561      8.67      11.524      682      40,378     96.84      0.00
-------------------------------------------------------------------------------------------------------------------
No Ratio                     239         11,388,524      8.29      11.153      671      47,651     96.25      0.00
-------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,483       $137,455,333    100.00%     10.917%     676     $39,465     96.33%    40.77%
-------------------------------------------------------------------------------------------------------------------

OCCUPANCY STATUS

-----------------------------------------------------------------------------------------------------------------
                                       AGGREGATE                           WEIGHTED            WEIGHTED
                                       PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE              AVERAGE   PERCENT
                       NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT   AVERAGE   ORIGINAL    FULL
OCCUPANCY STATUS     MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE    BALANCE      LTV       DOC
-----------------------------------------------------------------------------------------------------------------
Primary                  3,027       $123,708,477     90.00%     10.869%     672     $40,868     96.72%    39.82%
-----------------------------------------------------------------------------------------------------------------
Investment                 426         12,624,579      9.18      11.393      709      29,635     92.94     50.43
-----------------------------------------------------------------------------------------------------------------
Second Home                 30          1,122,278      0.82      10.871      700      37,409     92.15     37.74
-----------------------------------------------------------------------------------------------------------------
TOTAL:                   3,483       $137,455,333    100.00%     10.917%     676     $39,465     96.33%    40.77%
-----------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

ORIGINAL PREPAYMENT PENALTY TERM

-------------------------------------------------------------------------------------------------------------------
                                         AGGREGATE                           WEIGHTED            WEIGHTED
                                         PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE              AVERAGE   PERCENT
ORIGINAL PREPAYMENT      NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT   AVERAGE   ORIGINAL    FULL
   PENALTY TERM        MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE    BALANCE      LTV       DOC
-------------------------------------------------------------------------------------------------------------------
None                       1,690       $ 63,265,475     46.03%     10.519%     688     $37,435     94.10%    41.07%
-------------------------------------------------------------------------------------------------------------------
6 Months                      10            477,180      0.35      10.723      696      47,718     96.71      3.14
-------------------------------------------------------------------------------------------------------------------
12 Months                    129          7,237,987      5.27      11.185      665      56,108     94.90     26.32
-------------------------------------------------------------------------------------------------------------------
18 Months                      2             56,996      0.04      12.990      644      28,498     97.47      0.00
-------------------------------------------------------------------------------------------------------------------
24 Months                    338         16,211,544     11.79      11.321      669      47,963     99.28     50.41
-------------------------------------------------------------------------------------------------------------------
36 Months                  1,233         47,477,237     34.54      11.275      665      38,505     98.49     39.61
-------------------------------------------------------------------------------------------------------------------
48 Months                      1             75,976      0.06      11.490      648      75,976     95.83      0.00
-------------------------------------------------------------------------------------------------------------------
60 Months                     80          2,652,939      1.93      10.753      656      33,162     97.01     43.97
-------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,483       $137,455,333    100.00%     10.917%     676     $39,465     96.33%    40.77%
-------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 32 months.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-5SL

CREDIT SCORES

-------------------------------------------------------------------------------------------------------------------------
                                               AGGREGATE                           WEIGHTED            WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE              AVERAGE   PERCENT
                               NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT   AVERAGE   ORIGINAL    FULL
RANGE OF CREDIT SCORES       MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE    BALANCE      LTV       DOC
-------------------------------------------------------------------------------------------------------------------------
Not Available                      2         $     91,925      0.07%     11.206%       0     $45,962     97.35%     0.00%
-------------------------------------------------------------------------------------------------------------------------
551 to 600                       266            5,104,955      3.71      11.682      584      19,192     94.49     88.16
-------------------------------------------------------------------------------------------------------------------------
601 to 650                     1,083           40,072,644     29.15      11.658      633      37,002     97.11     50.82
-------------------------------------------------------------------------------------------------------------------------
651 to 700                     1,214           53,372,855     38.83      10.908      674      43,964     96.71     33.01
-------------------------------------------------------------------------------------------------------------------------
701 to 750                       676           28,683,805     20.87      10.193      723      42,432     95.30     33.43
-------------------------------------------------------------------------------------------------------------------------
751 to 800                       234            9,711,219      7.06       9.715      768      41,501     95.13     38.63
-------------------------------------------------------------------------------------------------------------------------
801 to 850                         8              417,931      0.30       9.151      806      52,241     93.67     52.40
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         3,483         $137,455,333    100.00%     10.917%     676     $39,465     96.33%    40.77%
-------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 560 to 813 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 676.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-5SL

                              ASSUMED MORTGAGE POOL

--------------------------------------------------------------------------------------------------------------------
                                                                                                           ORIGINAL
                                                                            ORIGINAL       REMAINING       MONTHS TO
                                       NET      ORIGINAL    REMAINING     AMORTIZATION    AMORTIZATION    PREPAYMENT
                        MORTGAGE     MORTGAGE     TERM         TERM           TERM            TERM          PENALTY
CURRENT BALANCE ($)      RATE(%)     RATE(%)    (MONTHS)     (MONTHS)       (MONTHS)        (MONTHS)      EXPIRATION
--------------------------------------------------------------------------------------------------------------------
      350,573.90         13.303      12.763        70           59             70              59              0
--------------------------------------------------------------------------------------------------------------------
      347,959.72         11.180      10.640       120          114            120             114              0
--------------------------------------------------------------------------------------------------------------------
    6,241,506.60          9.988       9.448       180          177            180             177              0
--------------------------------------------------------------------------------------------------------------------
    9,242,213.99         11.329      10.789       240          237            240             237              0
--------------------------------------------------------------------------------------------------------------------
       87,184.60         11.717      11.177       300          296            300             296              0
--------------------------------------------------------------------------------------------------------------------
   12,201,850.75         10.105       9.565       360          357            360             357              0
--------------------------------------------------------------------------------------------------------------------
   34,785,375.72         10.507       9.967       180          177            360             357              0
--------------------------------------------------------------------------------------------------------------------
        8,809.69         12.990      12.450        60           47            180             167              0
--------------------------------------------------------------------------------------------------------------------
      500,880.17         13.599      13.059        72           58             72              58             35
--------------------------------------------------------------------------------------------------------------------
      505,112.96         12.286      11.746       120          113            120             113             33
--------------------------------------------------------------------------------------------------------------------
    2,720,178.20         10.997      10.457       180          176            180             176             33
--------------------------------------------------------------------------------------------------------------------
    8,752,819.54         11.675      11.135       240          237            240             237             29
--------------------------------------------------------------------------------------------------------------------
    9,526,842.90         11.153      10.613       360          358            360             358             30
--------------------------------------------------------------------------------------------------------------------
   52,115,217.93         11.183      10.643       180          177            360             357             32
--------------------------------------------------------------------------------------------------------------------
       68,806.72         12.612      12.072       160          148            264             252             36
--------------------------------------------------------------------------------------------------------------------
  137,455,333.39
--------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-5SL

                               NET FUNDS CAP TABLE

                                                Net Funds Cap       Net Funds Cap          Net Funds Cap             Net Funds Cap
                                              for Class A and M      for Class B        for Class A and M             for Class B
 Period                    Date                  (%) (1), (2)        (%) (1), (2)           (%) (1), (3)              (%) (1), (3)
 ------                    ----                  ------------        ------------           ------------              ------------
   1                     11/25/03                   10.906               9.452                 10.906                     9.452
   2                     12/25/03                    9.455               9.455                  9.441                     9.441
   3                      1/25/04                    9.152               9.457                  9.123                     9.427
   4                      2/25/04                    9.154               9.459                  9.107                     9.410
   5                      3/25/04                    9.842               9.514                  9.770                     9.445
   6                      4/25/04                    9.262               9.570                  9.173                     9.479
   7                      5/25/04                    9.627               9.627                  9.511                     9.511
   8                      6/25/04                    9.373               9.685                  9.234                     9.542
   9                      7/25/04                    9.745               9.745                  9.572                     9.572
  10                      8/25/04                    9.490               9.806                  9.293                     9.602
  11                      9/25/04                    9.551               9.869                  9.323                     9.634
  12                     10/25/04                    9.935               9.935                  9.669                     9.669
  13                     11/25/04                    9.682              10.005                  9.394                     9.707
  14                     12/25/04                   10.078              10.078                  9.749                     9.749
  15                      1/25/05                    9.827              10.154                  9.479                     9.795
  16                      2/25/05                    9.904              10.235                  9.528                     9.845
  17                      3/25/05                   11.056              10.319                 10.608                     9.901
  18                      4/25/05                   10.073              10.409                  9.642                     9.964
  19                      5/25/05                   10.502              10.502                 10.032                    10.032
  20                      6/25/05                   10.259              10.601                  9.781                    10.107
  21                      7/25/05                   10.705              10.705                 10.191                    10.191
  22                      8/25/05                   10.466              10.814                  9.953                    10.284
  23                      9/25/05                   10.577              10.930                 10.053                    10.388
  24                     10/25/05                   11.051              11.051                 10.505                    10.505
  25                     11/25/05                   10.774              11.134                 10.292                    10.635
  26                     12/25/05                   11.189              11.189                 10.782                    10.782
  27                      1/25/06                   10.885              11.248                 10.594                    10.947
  28                      2/25/06                   10.945              11.309                 10.774                    11.133
  29                      3/25/06                   12.186              11.374                 12.156                    11.345
  30                      4/25/06                   11.073              11.442                 11.214                    11.588
  31                      5/25/06                   12.597              12.597                 15.140                    15.140
  32                      6/25/06                   12.256              12.665                 15.184                    15.691
  33                      7/25/06                   12.736              12.736                 16.319                    16.319
  34                      8/25/06                   12.396              12.809                 16.493                    17.043
  35                      9/25/06                   12.470              12.886                 17.311                    17.888
  36                     10/25/06                   12.965              12.965                 18.888                    18.888
  37                     11/25/06                   12.626              13.047                 19.439                    20.087
  38                     12/25/06                   12.725              12.725                 21.545                    21.545
  39                      1/25/07                   12.191              12.598                 22.604                    23.358
  40                      2/25/07                   12.191              12.597                 22.873                    23.636
  41                      3/25/07                   13.497              12.597                 23.878                    22.286
  42                      4/25/07                   12.190              12.597                 20.335                    21.012
  43                      5/25/07                   12.596              12.596                      -                         -
  44                      6/25/07                   12.190              12.596                      -                         -
  45                      7/25/07                   12.595              12.595                      -                         -
  46                      8/25/07                   12.189              12.595                      -                         -
  47                      9/25/07                   12.188              12.595                      -                         -

                                                Net Funds Cap        Net Funds Cap
                                             for Class A and M       for Class B
Period                     Date                 (%) (1), (2)         (%) (1), (2)
------                     ----                 ------------         ------------
  48                     10/25/07                   12.594              12.594
  49                     11/25/07                   12.188              12.594
  50                     12/25/07                   12.593              12.593
  51                      1/25/08                   12.187              12.593
  52                      2/25/08                   12.186              12.593
  53                      3/25/08                   13.026              12.592
  54                      4/25/08                   12.186              12.592
  55                      5/25/08                   12.591              12.591
  56                      6/25/08                   12.185              12.591
  57                      7/25/08                   12.591              12.591
  58                      8/25/08                   12.184              12.590
  59                      9/25/08                   12.184              12.590
  60                     10/25/08                   12.590              12.590
  61                     11/25/08                   12.183              12.590
  62                     12/25/08                   12.590              12.590
  63                      1/25/09                   12.183              12.590
  64                      2/25/09                   12.183              12.590
  65                      3/25/09                   13.489              12.590
  66                      4/25/09                   12.183              12.590
  67                      5/25/09                   12.590              12.590
  68                      6/25/09                   12.183              12.590
  69                      7/25/09                   12.590              12.590
  70                      8/25/09                   12.183              12.590
  71                      9/25/09                   12.183              12.590
  72                     10/25/09                   12.590              12.590
  73                     11/25/09                   12.183              12.590
  74                     12/25/09                   12.590              12.590
  75                      1/25/10                   12.183              12.590
  76                      2/25/10                   12.183              12.590
  77                      3/25/10                   13.489              12.590
  78                      4/25/10                   12.183              12.590
  79                      5/25/10                   12.590              12.590
  80                      6/25/10                   12.183              12.590
  81                      7/25/10                   12.589              12.589
  82                      8/25/10                   12.183              12.589
  83                      9/25/10                   12.183              12.589
  84                     10/25/10                   12.589              12.589
  85                     11/25/10                   12.183              12.589
  86                     12/25/10                   12.589              12.589
  87                      1/25/11                   12.183              12.589
  88                      2/25/11                   12.183              12.589
  89                      3/25/11                   13.489              12.589
  90                      4/25/11                   12.183              12.589
  91                      5/25/11                   12.589              12.589
  92                      6/25/11                   12.183              12.589
  93                      7/25/11                   12.589              12.589
  94                      8/25/11                   12.183              12.589

1. Net Funds Cap means a per annum rate obtained by multiplying (I) 12 times the result of (II) dividing (i) the total scheduled interest on the Mortgage Loans minus the sum of (x) the servicing fee, (y) the trustee fee and (z) the monthly interest on the Class A-X Certificates for such Distribution Date, by (ii) the aggregate balance of the Class A-1, Class M and Class B Certificates as of the immediately preceding Distribution Date, then, in the case of the Class A-1 and Class M Certificates, multiplying by a fraction, the numerator of which is 30 and the denominator of which is the number of days in the immediately preceding accrual period.

2. Assumes no losses, 10% cleanup call, 100% PPC on collateral, and 1 month LIBOR remains constant at 1.12%.

3. Assumes no losses, 10% cleanup call, 200% PPC on collateral, and 1 month LIBOR remains constant at 1.12%.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-5SL

                DISCOUNT MARGIN AND PRICE/YIELD TABLE (TO CALL)

                         0%            80%            100%          150%             200%
                   PRICING SPEED  PRICING SPEED  PRICING SPEED  PRICING SPEED   PRICING SPEED
                      TO CALL        TO CALL        TO CALL        TO CALL         TO CALL
---------------------------------------------------------------------------------------------
                    DISC MARGIN    DISC MARGIN    DISC MARGIN    DISC MARGIN     DISC MARGIN
---------------------------------------------------------------------------------------------
A-1
       100.00000%             45             45             45             45              45

       WAL  (YRS)          11.96           2.47           1.91           1.05            0.80
  MOD DURN  (YRS)         10.792          2.393          1.868          1.050           0.798
PRINCIPAL WINDOW   Nov03 - Oct24  Nov03 - Aug13  Nov03 - Aug11  Nov03 - Feb06   Nov03 - Jun05
---------------------------------------------------------------------------------------------
M-1
       100.00000%            115            115            115            115             115

       WAL  (YRS)          16.56           6.50           5.50           2.75            1.91
  MOD DURN  (YRS)         13.776          6.013          5.165          2.674           1.879
PRINCIPAL WINDOW   Jul18 - Oct24  Dec06 - Aug13  Jun07 - Aug11  Feb06 - Oct08   Jun05 - Dec05
---------------------------------------------------------------------------------------------
M-2
       100.00000%            220            220            220            220             220

       WAL  (YRS)          16.56           6.50           5.30           4.92            2.43
   MOD DURN (YRS)         12.626          5.766          4.808          4.534           2.329
PRINCIPAL WINDOW   Jul18 - Oct24  Dec06 - Aug13  Feb07 - Aug11  Apr08 - Oct08   Dec05 - Jul06
---------------------------------------------------------------------------------------------

                        0%               80%              100%              150%                200%
                   PRICING SPEED     PRICING SPEED     PRICING SPEED     PRICING SPEED      PRICING SPEED
                      TO CALL           TO CALL           TO CALL           TO CALL            TO CALL
---------------------------------------------------------------------------------------------------------
                       YIELD            YIELD             YIELD             YIELD               YIELD
---------------------------------------------------------------------------------------------------------
B-1
        99.73019%           7.59%             7.57%             7.56%             7.55%              7.53%

        WAL (YRS)          16.56              6.50              5.25              4.26               3.16
   MOD DURN (YRS)          9.111             4.858             4.120             3.516              2.717
PRINCIPAL WINDOW   Jul18 - Oct24     Dec06 - Aug13     Dec06 - Aug11     Jun07 - Oct08      Jul06 - Apr07
---------------------------------------------------------------------------------------------------------
B-2

        88.35691%           8.95%            10.11%            10.56%            11.24%             11.66%

        WAL (YRS)          16.56              6.50              5.23              3.97               3.49
   MOD DURN (YRS)          8.604             4.635             3.930             3.206              2.876
PRINCIPAL WINDOW   Jul18 - Oct24     Dec06 - Aug13     Dec06 - Aug11     Apr07 - Oct08      Apr07 - Apr07
---------------------------------------------------------------------------------------------------------
B-3

        95.27114%          12.07%            11.60%            11.45%            10.91%             10.20%

        WAL (YRS)           1.20              1.37              1.44              1.74               2.41
   MOD DURN (YRS)          1.077             1.222             1.280             1.528              2.058
PRINCIPAL WINDOW   Aug04 - May05     Sep04 - Aug05     Sep04 - Oct05     Oct04 - Jun06      Dec04 - Jan07
---------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-5SL

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                          0%              80%           100%            150%           200%
                     PRICING SPEED   PRICING SPEED  PRICING SPEED   PRICING SPEED  PRICING SPEED
                      TO MATURITY     TO MATURITY    TO MATURITY     TO MATURITY    TO MATURITY
------------------------------------------------------------------------------------------------
                      DISC MARGIN     DISC MARGIN    DISC MARGIN     DISC MARGIN    DISC MARGIN
------------------------------------------------------------------------------------------------
A-1
       100.00000%               46              47             47              45             45

       WAL  (YRS)            12.16            2.58           2.02            1.05           0.80
  MOD DURN  (YRS)           10.939           2.494          1.970           1.050          0.798
PRINCIPAL WINDOW     Nov03 - Apr33   Nov03 - Dec19  Nov03 - Jul18   Nov03 - Feb06  Nov03 - Jun05
------------------------------------------------------------------------------------------------
M-1
       100.00000%              117             119            120             119            115

       WAL  (YRS)            17.58            7.07           6.07            2.97           1.91
  MOD DURN  (YRS)           14.383           6.457          5.628           2.858          1.879
PRINCIPAL WINDOW     Jul18 - Mar33   Dec06 - Nov18  Jun07 - Jul18   Feb06 - Nov14  Jun05 - Dec05
------------------------------------------------------------------------------------------------
M-2
       100.00000%              224             227            228             240            220

       WAL  (YRS)            17.57            7.07           5.86            6.18           2.43
   MOD DURN (YRS)           13.111           6.162          5.224           5.544          2.329
PRINCIPAL WINDOW     Jul18 - Jan33   Dec06 - Jul18  Feb07 - Jul18   Apr08 - Sep13  Dec05 - Jul06
------------------------------------------------------------------------------------------------

                          0%              80%           100%            150%           200%
                     PRICING SPEED   PRICING SPEED  PRICING SPEED   PRICING SPEED  PRICING SPEED
                      TO MATURITY     TO MATURITY    TO MATURITY     TO MATURITY    TO MATURITY
------------------------------------------------------------------------------------------------
                        YIELD            YIELD         YIELD           YIELD           YIELD
------------------------------------------------------------------------------------------------
B-1
        99.73019%             7.59%           7.57%          7.57%           7.56%          7.55%

        WAL (YRS)            17.56            7.07           5.78            4.60           4.29
   MOD DURN (YRS)            9.274           5.087          4.368           3.722          3.481
PRINCIPAL WINDOW     Jul18 - Oct32   Dec06 - Jul18  Dec06 - Oct17   Jun07 - Oct12  Jul06 - Jul11
------------------------------------------------------------------------------------------------
B-2
        88.35691%             8.93%          10.01%         10.42%          11.06%         10.86%

        WAL (YRS)            17.54            7.07           5.71            4.28           4.51
   MOD DURN (YRS)            8.719           4.808          4.108           3.368          3.587
PRINCIPAL WINDOW     Jul18 - Mar32   Dec06 - Jul18  Dec06 - Apr16   Apr07 - Oct11  Dec07 - May09
------------------------------------------------------------------------------------------------
B-3
        95.27114%            12.07%          11.60%         11.45%          10.91%         10.20%

        WAL (YRS)             1.20            1.37           1.44            1.74           2.41
   MOD DURN (YRS)            1.077           1.222          1.280           1.528          2.058
PRINCIPAL WINDOW     Aug04 - May05   Sep04 - Aug05  Sep04 - Oct05   Oct04 - Jun06  Dec04 - Jan07
------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-5SL

TO MATURITY

        PERCENTAGE OF CLASS A-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                         0% PRICING    80% PRICING   100% PRICING    150% PRICING   200% PRICING
       DATE                SPEED          SPEED         SPEED           SPEED          SPEED
------------------       ----------    -----------   ------------    ------------   ------------
Initial Percentage          100           100            100             100            100
    25-Oct-04                93            68             62              47             31
    25-Oct-05                91            43             32               8              0
    25-Oct-06                90            23             10               0              0
    25-Oct-07                88            17             10               0              0
    25-Oct-08                86            13             10               0              0
    25-Oct-09                84            10              7               0              0
    25-Oct-10                81             8              5               0              0
    25-Oct-11                79             6              4               0              0
    25-Oct-12                76             5              3               0              0
    25-Oct-13                73             4              2               0              0
    25-Oct-14                70             3              2               0              0
    25-Oct-15                66             2              1               0              0
    25-Oct-16                62             2              1               0              0
    25-Oct-17                57             1              1               0              0
    25-Oct-18                 8             *              0               0              0
    25-Oct-19                 7             *              0               0              0
    25-Oct-20                 7             0              0               0              0
    25-Oct-21                 6             0              0               0              0
    25-Oct-22                 5             0              0               0              0
    25-Oct-23                 4             0              0               0              0
    25-Oct-24                 4             0              0               0              0
    25-Oct-25                 4             0              0               0              0
    25-Oct-26                 3             0              0               0              0
    25-Oct-27                 3             0              0               0              0
    25-Oct-28                 3             0              0               0              0
    25-Oct-29                 2             0              0               0              0
    25-Oct-30                 2             0              0               0              0
    25-Oct-31                 1             0              0               0              0
    25-Oct-32                 1             0              0               0              0
    25-Oct-33                 0             0              0               0              0

      WAL                   12.16         2.58           2.02            1.05            0.8
Principal Window         Nov03-Apr33   Nov03-Dec19   Nov03-Jul18     Nov03-Feb06    Nov03-Jun05

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-5SL

TO MATURITY

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                         0% PRICING    80% PRICING   100% PRICING    150% PRICING   200% PRICING
       DATE                SPEED          SPEED          SPEED           SPEED          SPEED
------------------       ----------    -----------   ------------    ------------   ------------
Initial Percentage          100           100            100             100            100
    25-Oct-04               100           100            100             100            100
    25-Oct-05               100           100            100             100             26
    25-Oct-06               100           100            100               4              0
    25-Oct-07               100            82             82               4              0
    25-Oct-08               100            64             47               4              0
    25-Oct-09               100            51             35               4              0
    25-Oct-10               100            40             26               4              0
    25-Oct-11               100            31             19               4              0
    25-Oct-12               100            25             14               4              0
    25-Oct-13               100            19             10               3              0
    25-Oct-14               100            15              7               *              0
    25-Oct-15               100            12              5               0              0
    25-Oct-16               100             9              4               0              0
    25-Oct-17               100             7              3               0              0
    25-Oct-18                38             *              0               0              0
    25-Oct-19                36             0              0               0              0
    25-Oct-20                32             0              0               0              0
    25-Oct-21                29             0              0               0              0
    25-Oct-22                25             0              0               0              0
    25-Oct-23                21             0              0               0              0
    25-Oct-24                20             0              0               0              0
    25-Oct-25                19             0              0               0              0
    25-Oct-26                17             0              0               0              0
    25-Oct-27                15             0              0               0              0
    25-Oct-28                13             0              0               0              0
    25-Oct-29                11             0              0               0              0
    25-Oct-30                 8             0              0               0              0
    25-Oct-31                 6             0              0               0              0
    25-Oct-32                 3             0              0               0              0
    25-Oct-33                 0             0              0               0              0

     WAL                    17.58         7.07           6.07            2.97           1.91
Principal Window         Jul18-Mar33   Dec06-Nov18   Jun07-Jul18     Feb06-Nov14    Jun05-Dec05

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-5SL

TO MATURITY

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                         0% PRICING    80% PRICING   100% PRICING    150% PRICING   200% PRICING
       DATE                SPEED          SPEED          SPEED           SPEED          SPEED
------------------       ----------    -----------   ------------    ------------   ------------
Initial Percentage          100           100            100             100            100
    25-Oct-04               100           100            100             100            100
    25-Oct-05               100           100            100             100            100
    25-Oct-06               100           100            100             100              0
    25-Oct-07               100            82             64             100              0
    25-Oct-08               100            64             47              75              0
    25-Oct-09               100            51             35              44              0
    25-Oct-10               100            40             26              25              0
    25-Oct-11               100            31             19              13              0
    25-Oct-12               100            25             14               6              0
    25-Oct-13               100            19             10               0              0
    25-Oct-14               100            15              7               0              0
    25-Oct-15               100            12              5               0              0
    25-Oct-16               100             9              4               0              0
    25-Oct-17               100             7              3               0              0
    25-Oct-18                38             0              0               0              0
    25-Oct-19                36             0              0               0              0
    25-Oct-20                32             0              0               0              0
    25-Oct-21                29             0              0               0              0
    25-Oct-22                25             0              0               0              0
    25-Oct-23                21             0              0               0              0
    25-Oct-24                20             0              0               0              0
    25-Oct-25                19             0              0               0              0
    25-Oct-26                17             0              0               0              0
    25-Oct-27                15             0              0               0              0
    25-Oct-28                13             0              0               0              0
    25-Oct-29                11             0              0               0              0
    25-Oct-30                 8             0              0               0              0
    25-Oct-31                 6             0              0               0              0
    25-Oct-32                 2             0              0               0              0
    25-Oct-33                 0             0              0               0              0

     WAL                    17.57         7.07           5.86            6.18           2.43
Principal Window         Jul18-Jan33   Dec06-Jul18   Feb07-Jul18     Apr08-Sep13    Dec05-Jul06

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-5SL

TO MATURITY

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                         0% PRICING    80% PRICING   100% PRICING    150% PRICING   200% PRICING
       DATE                SPEED          SPEED          SPEED           SPEED          SPEED
------------------       ----------    -----------   ------------    ------------   ------------
Initial Percentage          100           100            100             100            100
    25-Oct-04               100           100            100             100            100
    25-Oct-05               100           100            100             100            100
    25-Oct-06               100           100            100             100             48
    25-Oct-07               100            82             64              61             48
    25-Oct-08               100            64             47              20             40
    25-Oct-09               100            51             35              12             17
    25-Oct-10               100            40             26               7              5
    25-Oct-11               100            31             19               4              0
    25-Oct-12               100            25             14               0              0
    25-Oct-13               100            19             10               0              0
    25-Oct-14               100            15              7               0              0
    25-Oct-15               100            12              5               0              0
    25-Oct-16               100             9              3               0              0
    25-Oct-17               100             7              0               0              0
    25-Oct-18                38             0              0               0              0
    25-Oct-19                36             0              0               0              0
    25-Oct-20                32             0              0               0              0
    25-Oct-21                29             0              0               0              0
    25-Oct-22                25             0              0               0              0
    25-Oct-23                21             0              0               0              0
    25-Oct-24                20             0              0               0              0
    25-Oct-25                19             0              0               0              0
    25-Oct-26                17             0              0               0              0
    25-Oct-27                15             0              0               0              0
    25-Oct-28                13             0              0               0              0
    25-Oct-29                11             0              0               0              0
    25-Oct-30                 8             0              0               0              0
    25-Oct-31                 6             0              0               0              0
    25-Oct-32                 0             0              0               0              0
    25-Oct-33                 0             0              0               0              0

     WAL                    17.56         7.07           5.78            4.60           4.29
Principal Window         Jul18-Oct32   Dec06-Jul18   Dec06-Oct17     Jun07-Oct12    Jul06-Jul11

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-5SL

TO MATURITY

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                         0% PRICING    80% PRICING   100% PRICING    150% PRICING   200% PRICING
       DATE                SPEED          SPEED          SPEED           SPEED          SPEED
------------------       ----------    -----------   ------------    ------------   ------------
Initial Percentage          100           100            100             100            100
    25-Oct-04               100           100            100             100            100
    25-Oct-05               100           100            100             100            100
    25-Oct-06               100           100            100             100            100
    25-Oct-07               100            82             64              32            100
    25-Oct-08               100            64             47              20              7
    25-Oct-09               100            51             35              12              0
    25-Oct-10               100            40             26               7              0
    25-Oct-11               100            31             19               0              0
    25-Oct-12               100            25             14               0              0
    25-Oct-13               100            19             10               0              0
    25-Oct-14               100            15              7               0              0
    25-Oct-15               100            12              4               0              0
    25-Oct-16               100             9              0               0              0
    25-Oct-17               100             7              0               0              0
    25-Oct-18                38             0              0               0              0
    25-Oct-19                36             0              0               0              0
    25-Oct-20                32             0              0               0              0
    25-Oct-21                29             0              0               0              0
    25-Oct-22                25             0              0               0              0
    25-Oct-23                21             0              0               0              0
    25-Oct-24                20             0              0               0              0
    25-Oct-25                19             0              0               0              0
    25-Oct-26                17             0              0               0              0
    25-Oct-27                15             0              0               0              0
    25-Oct-28                13             0              0               0              0
    25-Oct-29                11             0              0               0              0
    25-Oct-30                 8             0              0               0              0
    25-Oct-31                 6             0              0               0              0
    25-Oct-32                 0             0              0               0              0
    25-Oct-33                 0             0              0               0              0

     WAL                    17.54         7.07           5.71            4.28           4.51
Principal Window         Jul18-Mar32   Dec06-Jul18   Dec06-Apr16     Apr07-Oct11    Dec07-May09

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-5SL

TO MATURITY

        PERCENTAGE OF CLASS B-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                         0% PRICING    80% PRICING   100% PRICING    150% PRICING   200% PRICING
       DATE                SPEED          SPEED         SPEED           SPEED          SPEED
------------------       ----------    -----------   ------------    ------------   ------------
Initial Percentage          100           100            100             100            100
    25-Oct-04                75            88             91              99            100
    25-Oct-05                 0             0              0              30             63
    25-Oct-06                 0             0              0               0             43
    25-Oct-07                 0             0              0               0              0
    25-Oct-08                 0             0              0               0              0
    25-Oct-09                 0             0              0               0              0
    25-Oct-10                 0             0              0               0              0
    25-Oct-11                 0             0              0               0              0
    25-Oct-12                 0             0              0               0              0
    25-Oct-13                 0             0              0               0              0
    25-Oct-14                 0             0              0               0              0
    25-Oct-15                 0             0              0               0              0
    25-Oct-16                 0             0              0               0              0
    25-Oct-17                 0             0              0               0              0
    25-Oct-18                 0             0              0               0              0
    25-Oct-19                 0             0              0               0              0
    25-Oct-20                 0             0              0               0              0
    25-Oct-21                 0             0              0               0              0
    25-Oct-22                 0             0              0               0              0
    25-Oct-23                 0             0              0               0              0
    25-Oct-24                 0             0              0               0              0
    25-Oct-25                 0             0              0               0              0
    25-Oct-26                 0             0              0               0              0
    25-Oct-27                 0             0              0               0              0
    25-Oct-28                 0             0              0               0              0
    25-Oct-29                 0             0              0               0              0
    25-Oct-30                 0             0              0               0              0
    25-Oct-31                 0             0              0               0              0
    25-Oct-32                 0             0              0               0              0
    25-Oct-33                 0             0              0               0              0

     WAL                    1.20          1.37           1.44            1.74           2.41
Principal Window         Aug04-May05   Sep04-Aug05   Sep04-Oct05     Oct04-Jun06    Dec04-Jan07

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.